NEWS RELEASE

BlackBerry Provides Long-term Financial Targets

WATERLOO, ONTARIO – May 17, 2023 – BlackBerry Limited (NYSE: BB; TSX: BB) today provided its long-term financial targets in connection with its annual analyst summit event.

The company released the following guidance:

•Revenue Targets:

	FY23 Actual	FY24 Outlook	FY26 Target	3-year CAGR
	$M	$M	$M	%
IoT*	206	240 - 250	340 - 370	18% - 22%
Cybersecurity	418	425 - 450	540 - 590	9% - 12%

Total BlackBerry**	624	665 - 700	880 - 960	12% - 15%

* Excludes potential revenue from BlackBerry IVY™
** Excludes revenue from Licensing & Other for comparability

The Company is targeting:
•An average 200+ basis points increase in non-GAAP gross margin per year to FY26.
•To deliver significant improvements in non-GAAP EPS loss and cash flow usage in FY24, and to achieve non-GAAP profitability in Q4 FY24.
•To generate positive full-year non-GAAP EPS and cash flow beginning in FY25.

IoT:
•Based on long-term averages, approximately 20% of BlackBerry QNX’s revenue is generated from development seats and 20% from professional services (collectively “design phase revenue”) and 60% from production-based royalties (“production phase revenue”).
•Given the strong year for new design wins in FY23 and the macroeconomic headwinds for production-based royalties, design phase revenues currently form a larger percentage of revenue relative to production phase revenue than the long-term average.
•Production-based royalties have historically generated higher gross margins than design phase revenues, and therefore as they return towards the long-term average proportion of total IoT revenue, it is expected that gross margins for the IoT business unit will increase.
•BlackBerry is targeting additional IVY design wins in FY24.
•Management considers BlackBerry QNX royalty backlog to be the most relevant key metric for the IoT business.

Cybersecurity:
•Gross margin for the Cybersecurity business unit is expected to increase by between 400bps and 600bps by FY26.
•The total addressable market (TAM) for the endpoint security market is expected to grow at 15% per year to 2026, and the TAM for the managed security services market is expected to grow at 14% per year to 2026. Source: IDC Worldwide Security Forecast 2022-2026.
•Annual recurring revenue (ARR), for the Cybersecurity business unit is expected to return to sequential growth in the second half of the current fiscal year.
•Total Contract Value (TCV) Billings is expected to be in the range of $430 - $480 million for FY24.
•Management considers ARR and TCV billings to be the most relevant key metrics for the Cybersecurity business.

The long-term financial targets included in this press release replace those provided at the prior year Analyst Summit and included in the press release issued on May 18, 2022.

The presentation used during the financial session of the analyst summit, held at 3pm ET today, can be found on the BlackBerry.com/Investors website here.

A replay will also be available on the BlackBerry.com/Investors website shortly after the conclusion of the event.

This press release refers to certain non-GAAP measures. The company believes that these non-GAAP measures, which may be defined differently by other companies, explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a historical reconciliation between the non-GAAP measures used in this presentation and measures determined in accordance with GAAP, and an explanation of their composition and why the company uses them, please see “Non-GAAP Financial Measures” in the company’s Annual Report on Form 10-K, which is available on the EDGAR, SEDAR and BlackBerry.com websites.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including over 215M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety, and data privacy solutions, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.
BlackBerry. Intelligent Security. Everywhere.

For more information, visit BlackBerry.com and follow @BlackBerry.

Trademarks, including but not limited to BLACKBERRY and EMBLEM Design are the trademarks or registered trademarks of BlackBerry Limited, and the exclusive rights to such trademarks are expressly reserved. All other trademarks are the property of their respective owners. BlackBerry is not responsible for any third-party products or services.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@BlackBerry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expected future financial results and its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, the ongoing COVID-19 pandemic, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; potential negative effects on the business as a result of actions of activist shareholders; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s dependence on its relationships with resellers and channel partners; litigation against BlackBerry; the impact of adverse macroeconomic and geopolitical conditions; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; BlackBerry being found to have infringed on the intellectual property rights of others; BlackBerry’s indebtedness; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; impacts of acquisitions, divestitures and other business initiatives; foreign operations, including fluctuations in foreign currencies; impacts of environmental events; the fluctuation of BlackBerry’s quarterly revenue and operating results; and the volatility of the market price of BlackBerry’s common shares.
These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, whether as a result of new information, future events or otherwise, except as required by applicable law.

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